THE CALDWELL & ORKIN FUNDS, INC.

THE CALDWELL & ORKIN MARKET OPPORTUNITY FUND

SUPPLEMENT TO THE SUMMARY PROSPECTUS, STATUTORY PROSPECTUS AND

STATEMENT OF ADDITIONAL INFORMATION EACH DATED AUGUST 28, 2018

Dated January 30, 2019

This Supplement to the Summary Prospectus, Statutory Prospectus, and Statement of Additional Information (“SAI”) for the Caldwell & Orkin Market Opportunity Fund (the “Fund”), a series of The Caldwell & Orkin Funds, Inc. (“C&O”), updates the Prospectuses and SAI for the Fund each dated August 28, 2018 to include additional information as described below. For further information, please contact the Fund toll-free at (800) 467-7903. You may also obtain additional copies of the Fund’s Prospectus and SAI, free of charge, by writing to the Fund at The Caldwell & Orkin Market Opportunity Fund c/o Ultimus Fund Solutions, LLC, P.O. Box 46707, Cincinnati, OH 45246-0707 or by calling the Fund toll-free at the number above.

•	The name of the Fund is changed to the “Caldwell & Orkin – Gator Capital Long/Short Fund”.

•	The last paragraph on page 3 of the Statutory Prospectus and the first paragraph on page 3 of the Summary Prospectus is revised to read as follows:

“We typically allocate the Fund’s assets by and among our Portfolio “sleeves” by targeting a net exposure to the market that may vary between 100% net long and 60% net short depending on our assessment of market risk and our current portfolio. To achieve the target exposure, we typically invest between 30% and 100% of the Fund’s net assets in common stocks and ETFs, and between 0% and 30% in cash, money market investments or fixed income securities. We may also hold cash for margin coverage purposes.”

•	The following additional language is added to the end of the second to last paragraph under the heading “Principal Investment Strategies of the Fund” on page 4 of the Statutory Prospectus and Page 3 of the Summary Prospectus:

While the Fund may invest in companies in any sector and the Fund does not concentrate its investments in any industry or group of industries, the Fund may from time to time invest a significant portion of its assets in issuers within the financial or real estate sectors, or in technology companies that service, in particular, financial and/or real estate industry companies. Such investments may include, without limitation, investments in banks and other depository institutions, insurance firms, credit and payment processing companies, investment banks and investment advisory firms, real estate investment trusts (REITs), real estate brokers, developers and lenders, companies with substantial real estate holdings (which may include, without limitation, companies whose businesses focus on lumber, hospitality, entertainment or other areas, but own substantial real estate related to their business focus) and companies in the information technology industries that are primarily engaged in providing products or services to the types of companies listed above.

•	The following are added as additional principal risks of investing in the Fund under the heading “Principal Risks of Investing in the Fund” beginning on page 4 of the Statutory Prospectus and page 3 of the Summary Prospectus:

Sector Risk. The Fund may, at times, be more heavily invested in certain sectors, which may cause the value of the Fund to be more sensitive to risks that specifically affect those sectors and may cause the Fund’s share price to fluctuate more widely than the shares of a mutual fund that invests in a broader range of industries.

Financial Sector Risk. To the extent that the Fund makes significant investments within the financial sector, the Fund will be more susceptible to factors adversely affecting issuers within that sector than would a fund investing in a more diversified portfolio of securities. In general, financial sector companies may be more regulated than companies in other sectors and, as a result, their businesses and prices of their securities are particularly sensitive to changes in legislation or government regulations. In addition, entities in the industries within this sector are particularly vulnerable to certain factors affecting the industries as a whole, such as the availability and cost of capital funds, changes in interest rates, the rate of corporate and consumer debt defaults, price and service competition, and evolving technological changes, which some companies may be unable to adapt to as quickly, efficiently or effectively as others.

Real Estate Securities Risk. To the extent the Fund invests in companies in the real estate sector, such as REITs, real estate brokers, real estate developers, real estate lenders and companies with substantial real estate holdings, the Fund is subject to risks associated with the real estate market as a whole such as taxation, government regulations, and economic and political factors that negatively impact the real estate market. Similarly, the Fund’s investments in the real estate sector will be subject to risks related to property values, including unexpected downturns in commercial or residential real estate markets, overbuilding, interest rates and availability (or lack of availability) of capital.

•	The following is added as additional information about the principal risks of investing in the Fund under the heading “ADDITIONAL INFORMATION ABOUT THE PRINCIPAL RISKS OF INVESTING IN THE FUND” on pages 10-14 of the Statutory Prospectus:

Sector Risk. While the Fund does not concentrate in any industry or group of industries, the Fund may make significant investments in one or more industry sectors, subjecting it to risks particular to companies in the applicable sector(s), which may be greater than risks applicable to the market generally. Weaknesses or declines in the prospects for any industry sectors in which the Fund has significant investments may adversely affect the prices of these securities, thereby adversely affecting the net asset value (“NAV”) of the Fund. In addition, to the extent the Fund has significant holdings in a particular regulated industry within a sector, legislative or regulatory changes affecting that industry or sector may have an adverse impact on the prices of securities of companies in that industry or sector, thereby adversely affecting the NAV of the Fund.

Financial Sector Risk. To the extent that the Fund makes significant investments within the financial sector, the Fund will be more susceptible to factors adversely affecting issuers within that sector than would a fund investing in a more diversified portfolio of securities. In general, financial sector companies may be more regulated than companies in other sectors and, as a result, their businesses and prices of their securities are particularly sensitive to changes in legislation or government regulations. In addition, entities in the industries within this sector are particularly vulnerable to certain factors affecting the industries as a whole, such as the availability and cost of capital funds, changes in interest rates and the rate of corporate and consumer debt defaults. Economic downturns, credit losses and price and service competition may also negatively affect issuers in these industries. In addition, financial sector companies are susceptible to evolving technological changes. These changes may occur rapidly or more slowly, but stock prices for companies that are unable to adapt to as quickly, efficiently or effectively as others are likely to be adversely affected.

Real Estate and REIT Risk. The Fund will not invest directly in real estate, but may invest directly or indirectly in securities issued by companies that invest in real estate or interests therein (including, without limitation, investments in mortgage-backed securities), REITs or other companies in the real estate sector such as real estate brokers, real estate developers, real estate lenders and companies with substantial real estate holdings, which may include, without limitation, paper, lumber, hospitality, entertainment and other companies whose real estate holdings are important to their businesses. Risks associated with these types of investments include risks related to changes in interest rates; local or state real estate legislation, property tax changes and real estate regulation; declines in the demand for, or value of, residential or commercial real estate; adverse general and local economic conditions; lack of availability of capital; overbuilding in a given market or environmental issues; or factors that raise operating expenses for managing, developing or maintaining real estate or real estate businesses. Companies that have substantial real estate holdings but whose focuses are on other types of businesses are subject to risks related to those businesses, in addition to risks associated with real estate generally. REITs are subject to all of the foregoing risks and, in addition, are subject to risks related to the types and locations of the properties the REITs own, how well the REITs manage their properties, competition faced by the REITs’ properties, market conditions and other factors. A REIT's performance also depends on the company's ability to finance property purchases and renovations and manage its cash flows. To the extent that REITs are invested in a limited number of projects or in a particular market segment, they may also be more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments.

•	The following is added as an additional risk of investing in the Fund immediately prior to the paragraph entitled “Forward Commitment & When-Issued Securities” on page 6 of the SAI:

Financial Sector Risk. To the extent that the Fund makes significant investments within the financial sector, the Fund’s performance will be susceptible to the economic, business, political, regulatory or other developments that affect the financial sector and the industries within that sector. It also means the Fund may be less diverse and more volatile than a fund investing in a broader range of sectors. The financial sector includes banks and other depository institutions, insurance firms, credit and payment processing companies, investment banks and investment advisory firms, real estate investment trusts (REITs). The Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the financial sector. Companies operating in the financial sector are subject to extensive government regulation, which may limit the financial commitments they can make and the interest rates and fees they can charge. Profitability is largely dependent on the availability and cost of capital funds, and can fluctuate significantly when interest rates change or due to increased competition. Some financial services companies have, in the past, experienced significant losses in value, particularly during economic or financial crises. Insurance companies may be subject to heavy price competition, claims activity, marketing competition and general economic conditions. Certain lines of insurance can be significantly influenced by specific events. For example, property and casualty insurer profits may be affected by man-made and natural disasters (including weather catastrophes), as well as terrorism; and life and health insurer profits may be affected by mortality risks and morbidity rates and regulatory and operational changes affected by the Affordable Care Act of 2010. Individual insurance companies may be subject to material risks, such as inadequate reserve funds to pay claims and the inability to collect from reinsurance carriers. The financial services sector continues to undergo change as existing distinctions between banking, insurance and brokerage businesses become blurred. In addition, the financial services sector continues to experience consolidations, development of new products and structures and changes to its regulatory framework. These changes are likely to have a significant impact on the financial services sector and the Fund that cannot be predicted, and may have adverse consequences for companies in the sector.

•	The following is added as an additional risk of investing in the Fund immediately prior to the paragraph entitled “Repurchase Agreements” on page 11 of the SAI:

Real Estate and REIT Risk. The Fund will not invest directly in real estate, but may invest directly or indirectly in securities issued by companies that invest in real estate or interests therein (including, without limitation, investments in mortgage-backed securities), REITs or other companies in the real estate sector such as real estate brokers, real estate developers, real estate lenders and companies with substantial real estate holdings, which may include, without limitation, paper, lumber, hospitality, entertainment and other companies whose real estate holdings are important to their businesses.

A REIT is a pooled investment vehicle that purchases primarily income-producing real estate or real estate-related loans or other real estate related interests. The pooled vehicle, typically a trust, then issues shares whose value and investment performance are dependent upon the investment experience of the underlying real estate related investments. Investing in REITs may subject a fund to risks similar to those associated with the direct ownership of real estate, including fluctuations in the value of underlying properties and defaults by borrowers or tenants. REITs may not be diversified and are largely dependent upon cash flow generated by their investments. REITs are also subject to the possibilities of failing to qualify for tax free pass through of income under the Internal Revenue Code of 1986 (the “Code”), and failing to maintain their exemptions from registration under the Investment Company Act of 1940, as amended. REITs may have limited financial resources, trade less frequently and in a limited volume, and be subject to more abrupt or erratic price movements than more widely held securities. In addition, the organizational documents of a REIT may give the trust’s sponsors the ability to control the operation of the REIT even though another person or entity could own a majority of the interests of the trust. These trusts may also contain provisions which would delay or make a change in control of the REIT difficult.

The Fund is also subject to the risks associated with real estate generally. Real estate values can fluctuate as a result of general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, regulatory limitations on rents, changes in neighborhood values, changes in the appeal of properties to tenants, increases in interest rates, and defaults by borrowers or tenants. Investments in companies that service the real estate business sector may also be affected by such risks.

•	The following is added as an additional risk of investing in the Fund immediately prior to the paragraph entitled “Temporary Defensive Positions” on page 11 of the SAI:

Sector Risk. Companies that have similar lines of business are grouped together in broad categories called industries. Certain industries are grouped together in broader categories called sectors. While the Fund does not concentrate in any industry or group of industries, the Fund may make significant investments in one or more sectors, subjecting it to risks particular to companies in the applicable sector(s), which may be greater than risks applicable to the market generally. To the extent the Fund has greater exposure to any given sector, the greater the losses the Fund may experience upon any single economic, business, political, regulatory, or other occurrence adversely affecting the sector. In such a case, the Fund’s potential for loss will be greater than if its portfolio were invested more broadly in different sectors.

Investors should retain this supplement for future reference.